UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The board of directors (the “Board”) of EON Resources Inc., a Delaware corporation (the “Company”), has established October 30, 2024 as the date of the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and set September 30, 2024 as the record date for determining stockholders who are eligible to receive notice of and vote at the 2024 Annual Meeting. The 2024 Annual Meeting represents the first annual meeting of stockholders held by the Company. The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2024 Annual Meeting in the Company’s proxy statement for the 2024 Annual Meeting.

In order for stockholder proposals to be presented at the 2024 Annual Meeting, including by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on October 1, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2024 Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2024 Annual Meeting. The October 1, 2024 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act. In addition, pursuant to the Company’s by-laws, for business to be properly brought before the 2024 Annual Meeting by a stockholder, the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on October 1, 2024.

All proposals must be addressed to the Secretary of the Company at “EON Resources Inc., 3730 Kirby Drive, Suite 1200, Houston, Texas 77098, Attention: Secretary.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 24, 2024	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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